Contingencies	12 Months Ended
Nov. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Contingencies
Contingencies
Litigation
In the normal course of our business, various claims and lawsuits have been filed or are pending against us. Most of these claims and lawsuits are covered by insurance and, accordingly, the maximum amount of our liability, net of any insurance recoverables, is typically limited to our self-insurance retention levels. Management believes the ultimate outcome of these claims and lawsuits will not have a material impact on our consolidated financial statements.
Contingent Obligations – Lease Out and Lease Back Type (“LILO”) Transactions
At November 30, 2016, we had estimated contingent obligations totaling $366 million, excluding termination payments as discussed below, to participants in LILO transactions for two of our ships. At the inception of these leases, we paid the aggregate of the net present value of these obligations to a group of major financial institutions, who agreed to act as payment undertakers and directly pay these obligations. As a result, these contingent obligations are considered extinguished and neither the funds nor the contingent obligations have been included in our Consolidated Balance Sheets.
In the event that we were to default on our contingent obligations and assuming performance by all other participants, we estimate that we would, as of November 30, 2016, be responsible for a termination payment of $13 million. In January 2016, we exercised our options to terminate, at no cost, the LILO transactions on January 1, 2017 for one ship and January 1, 2018 for the second ship.
In advance of the termination dates, if the credit rating of one of the financial institutions who is directly paying the contingent obligations falls below AA-, or below A- for the other financial institution, then we will be required to replace the applicable financial institution with another financial institution whose credit rating is at least AA or meets other specified credit requirements. In such circumstances, we would incur additional costs, although we estimate that they would not be significant to our consolidated financial statements. The financial institution payment undertaker subject to the AA- credit rating threshold has a credit rating of AA, and the financial institution subject to the A- credit rating threshold has a credit rating of A+. If our credit rating, which is A-, falls below BBB, we will be required to provide a standby letter of credit for $27 million, or, alternatively, provide mortgages for this aggregate amount on these two ships.
Contingent Obligations – Indemnifications
Some of the debt contracts that we enter into include indemnification provisions obligating us to make payments to the counterparty if certain events occur. These contingencies generally relate to changes in taxes or changes in laws which increase lenders' costs. The indemnification clauses are often standard contractual terms and were entered into in the normal course of business. There are no stated or notional amounts included in the indemnification clauses, and we are not able to estimate the maximum potential amount of future payments, if any, under these indemnification clauses. We have not been required to make any material payments under such indemnification clauses in the past and we do not believe a request for material future indemnification payments is probable.